Exhibit 99(a)
Press Release October 15, 2003

WACHOVIA EARNS RECORD $1.1 BILLION; 3rd QUARTER EPS UP 26% TO 83 CENTS
Strategies to Boost Revenue Growth, Reduce Credit Costs and Control Expenses Accelerate Momentum

3rd QUARTER 2003 COMPARED WITH 3rd QUARTER 2002

•	Total revenue rose 21 percent year over year, or 9 percent excluding the impact of the Prudential Financial retail brokerage transaction.

•	Record earnings produced in each of the company’s four core business segments.

•	Noninterest expense rose 3 percent excluding the Prudential transaction.

•	Credit costs fell significantly with net charge-offs declining to 0.33 percent of average loans and nonperforming assets declining to less than 1 percent of loans.

•	Average low-cost core deposits increased 22 percent.

•	Customer satisfaction scores continued to exceed the company’s goal during final bank merger integration activities.

Earnings Highlights

	Three Months Ended
(In millions, except per share data)	September 30, 2003	June 30, 2003	September 30, 2002
Earnings
Net income available to common stockholders	$1,105	1,031	913
Diluted earnings per common share(a)	$ 0.83	0.77	0.66

Financial ratios
Return on average common stockholders’ equity	13.71%	12.78	11.63
Net interest margin	3.51	3.78	3.94
Fee and other income as % of total revenue	49.68%	45.60	42.86

Capital adequacy(b)
Tier 1 capital ratio	8.59%	8.33	8.11
Total capital ratio	12.09	11.92	12.02
Leverage ratio	6.56%	6.78	6.82

Asset quality
Allowance as % of nonaccrual and restructured loans	189%	180	163
Allowance as % of loans, net	1.59	1.66	1.81
Net charge-offs as % of average loans, net	0.33	0.43	0.59
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.95%	1.04	1.23

(a)	Reported diluted earnings per common share included $0.06 per share, $0.04 per share and $0.05 per share of merger-related and restructuring expenses in the third quarter of 2003, the second quarter of 2003 and the third quarter of 2002, respectively. Also includes $0.01 per share gain related to the cumulative effect of a change in accounting principle in the third quarter of 2003.
(b)	The third quarter of 2003 is based on estimates.

CHARLOTTE, N.C. —Wachovia Corp. (NYSE:WB) today reported third quarter 2003 net income available to common stockholders of $1.1 billion, or 83 cents per share, compared with $913 million, or 66 cents per share, in the third quarter of 2002. Earnings per share in the third quarter of 2003 included after-tax net merger-related and restructuring expenses of 6 cents per share, as well as a 1 cent per share gain related to the cumulative effect of a change in accounting principle. In the third quarter of 2002, earnings included 5 cents per share of after-tax net merger-related and restructuring expenses.

— more —

WACHOVIA REPORTS RECORD QUARTERLY EARNINGS/Page 2

“Our earnings momentum has accelerated for the past two years, driven by our strategies to boost revenue growth, reduce credit costs and control expenses,” said Ken Thompson, chairman and CEO. “Our third quarter results again represent strong performance in an economic environment that is still finding its footing. I’m particularly pleased to see record results in each of our four core businesses. Our balanced business model reflects outstanding results in our General Bank and growing strength in our Capital Management, Wealth Management, and Corporate and Investment Bank businesses, which are well positioned for an improving economy. Our management team is disciplined and focused on results, and we believe we are poised to continue to achieve our goal of consistent, annual double digit earnings growth.” Earnings for this goal exclude merger-related and restructuring expenses.

Wachovia Corporation

	Three Months Ended
(In millions)	September 30, 2003	June 30, 2003	September 30, 2002
Total revenue (Tax-equivalent)	$5,319	4,749	4,410
Provision for loan losses	81	195	435
Noninterest expense	3,557	2,988	2,945
Net income available to common stockholders	1,105	1,031	913
Average loans, net	157,994	157,735	151,928
Average core deposits	$185,715	179,417	167,184

Provision expense declined to $81 million reflecting continued improvement in asset quality, particularly in the Corporate and Investment Bank, as well as the shift in loan mix toward consumer real estate secured loans. Third quarter 2003 net charge-offs declined 41 percent from the third quarter of 2002 to $132 million, or an annualized 0.33 percent of average net loans. Total nonperforming assets including loans held for sale declined 18 percent from the third quarter of 2002 to $1.7 billion in the third quarter of 2003.

Noninterest expense increased 21 percent from the third quarter of 2002, largely due to the addition of the Prudential Financial retail brokerage business to Wachovia Securities, LLC. Excluding the impact of this transaction, expenses would have risen approximately 3 percent.

Average loans in the third quarter of 2003 were $158 billion, a 4 percent increase from the third quarter of 2002, reflecting higher residential mortgage and student loan balances, dampened by continued lower corporate loan demand. Average core deposits increased 11 percent from the third quarter of 2002 to $186 billion, while average low-cost core deposits increased 22 percent from the third quarter a year ago to $146 billion.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization, and the cumulative effect of a change in accounting principle. Segment earnings are the basis upon which Wachovia manages and allocates capital to its business segments. Pages 10 and 11 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

— more —

WACHOVIA REPORTS RECORD QUARTERLY EARNINGS/Page 3

General Bank Highlights

	Three Months Ended
(In millions)	September 30, 2003	June 30, 2003	September 30, 2002
Total revenue (Tax-equivalent)	$2,502	2,438	2,296
Provision for loan losses	121	99	114
Noninterest expense	1,340	1,324	1,282
Segment earnings	662	643	571
Average loans, net	114,217	112,996	101,429
Average core deposits	155,098	151,166	141,861
Economic capital, average	$5,643	5,653	5,683

General Bank

The General Bank includes retail, small business and commercial customers. General Bank revenue increased 9 percent from the third quarter a year ago, driven by strength in consumer loan and mortgage income and outstanding core deposit growth. Fee income increased 9 percent from the third quarter a year ago on strength in mortgage banking income and debit card transaction volume. Average core deposits increased 9 percent from the prior year, including 22 percent year over year growth in average low-cost core deposits. Average loans increased 13 percent year over year, reflecting 25 percent growth in consumer and small business lending. Excluding a decline in commercial real estate loans, commercial loans would have been up 12 percent year over year. The provision increased 6 percent year over year, with net charge-offs up due to risk reduction strategies. The 5 percent increase in noninterest expense from the third quarter of 2002 reflected technology enhancements, higher incentives due to increased sales production, and increased benefits costs. Retail sales momentum was evident, with another quarter of annuity sales above $1 billion, a 29 percent increase in small business loan production, and a tripling in net new retail checking accounts to 147,000 in the third quarter of 2003 from 48,000 a year ago.

Capital Management Highlights

	Three Months Ended
(In millions)	September 30, 2003	June 30, 2003	September 30, 2002
Total revenue (Tax-equivalent)	$1,352	822	753
Provision for loan losses	—	—	—
Noninterest expense	1,144	662	614
Segment earnings	132	101	88
Average loans, net	135	140	177
Average core deposits	1,754	1,338	1,314
Economic capital, average	$1,308	710	658

Capital Management

Capital Management includes asset management and retail brokerage services. Capital Management’s revenue increased 80 percent and noninterest expense increased 86 percent from the third quarter of 2002, largely related to the addition of the Prudential Financial retail brokerage business to Wachovia Securities, LLC. The combination of the two brokerage operations closed on July 1, 2003. Underlying performance also continued to strengthen, with positive net inflows to equity funds and another quarter of strong annuity sales, including bank annuity sales again above $1 billion. Capital Management’s balanced business mix has helped keep performance relatively stable during the past two years of unsettled equity market conditions. Assets under management at September 30, 2003, rose 6 percent from September 30, 2002, to $242 billion, including a 7 percent increase in the

— more —

WACHOVIA REPORTS RECORD QUARTERLY EARNINGS/Page 4

same period for mutual fund assets to $114 billion (down modestly from the second quarter of 2003). Brokerage client assets of $569 billion at September 30, 2003, included $281 billion from Prudential.

Wealth Management Highlights

	Three Months Ended
(In millions)	September 30, 2003	June 30, 2003	September 30, 2002
Total revenue (Tax-equivalent)	$ 248	242	223
Provision for loan losses	2	5	3
Noninterest expense	180	175	161
Segment earnings	43	38	38
Average loans, net	9,833	9,617	8,854
Average core deposits	11,083	10,817	10,006
Economic capital, average	$ 403	400	364

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Wealth Management revenue rose 11 percent from the third quarter of 2002. Net interest income grew 15 percent on increases in loans and core deposits. Fee and other income increased 8 percent on higher insurance commissions related to the Cameron M. Harris & Co. acquisition, which was completed in the third quarter of 2002, as well as steady trust and investment management fees. Noninterest expense increased 12 percent year over year largely due to higher benefit and incentive expense as well as to the Cameron M. Harris & Co. acquisition. Average loans grew 11 percent from the third quarter a year ago, while average core deposits, led by money market and checking account balances, also rose 11 percent.

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	September 30, 2003	June 30, 2003	September 30, 2002
Total revenue (Tax-equivalent)	$ 1,088	1,100	929
Provision for loan losses	10	95	317
Noninterest expense	578	566	509
Segment earnings	313	276	63
Average loans, net	32,145	34,608	40,250
Average core deposits	16,472	14,815	12,832
Economic capital, average	$ 5,444	6,045	6,964

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, treasury services and trade finance, and principal investing. Corporate and Investment Bank revenue grew 17 percent from the third quarter of 2002, as strong results in fixed income products and lower principal investing and trading losses more than offset a decline in interest income from lower loan balances in corporate lending. Provision expense fell $307 million from the third quarter of 2002 due to improved credit quality driven by risk reduction strategies. Revenue-related incentives and strategic initiative spending drove noninterest expense up 14 percent. Average loans declined 20 percent due to weak overall demand and portfolio risk reduction strategies. Capital usage declined 22 percent due to improved credit quality and lower loan outstandings. Average core deposits grew 28 percent primarily from growth in commercial mortgage servicing and in international trade finance.

— more —

WACHOVIA REPORTS RECORD QUARTERLY EARNINGS/Page 5

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the East Coast and the nation, with assets of $389 billion and stockholders’ equity of $33 billion at September 30, 2003. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 9 million households, including 900,000 businesses, primarily in 11 East Coast states and Washington, D.C. Its broker-dealer, Wachovia Securities, LLC, serves clients in 48 states. Global services are provided through more than 30 international offices. Online banking and brokerage products and services also are available through wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 15, 2003.

Explanation of Our Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on Page 7 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses and Cumulative Effect of a Change in Accounting Principle” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Cumulative Effect of a Change in Accounting Principle”, and which are reconciled to GAAP financial measures on pages 18 and 19. Certain non-GAAP financial measures related to the addition of Prudential Financial’s retail brokerage business are also presented in this news release and are reconciled to GAAP financial measures on page 20. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes that the exclusion of merger-related and restructuring expenses and cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes that the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Also, Wachovia management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle (cash earnings), and has communicated certain cash dividend payout ratio goals to investors. Management believes the cash dividend payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. In addition, since Wachovia operates one of the largest retail brokerage businesses in our industry, we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies. Further, Wachovia consummated its retail securities brokerage combination with Prudential Financial in the third quarter and has excluded the effect of that transaction from certain performance measures, which management believes is useful to investors in comparing those performance measures with historical periods.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s third quarter 2003 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to third quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions:    To gain access to the webcast, which will be “listen-only,” go to wachovia.com/investor and click on the link “Wachovia Third Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions:    The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Thompson.

Replay:    Wednesday, October 15 at 1:30 p.m. EDT through 4 p.m. EDT on Friday, November 14. Replay telephone number is 1-706-645-9291; access code 2784044.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139 or Ellen Taylor at 704-383-1381. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

— more —

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2003			2002
(Dollars in millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS SUMMARY
Net interest income	$2,613	2,520	2,514	2,470	2,466
Tax-equivalent adjustment	63	63	64	59	54

Net interest income (Tax-equivalent)	2,676	2,583	2,578	2,529	2,520
Fee and other income	2,643	2,166	2,078	1,978	1,890

Total revenue (Tax-equivalent)	5,319	4,749	4,656	4,507	4,410
Provision for loan losses	81	195	224	308	435
Other noninterest expense	3,282	2,761	2,690	2,750	2,686
Merger-related and restructuring expenses	148	96	64	145	107
Other intangible amortization	127	131	140	147	152

Total noninterest expense	3,557	2,988	2,894	3,042	2,945
Minority interest in income of consolidated subsidiaries	55	16	9	—	—

Income before income taxes and cumulative effect of a change in accounting principle (Tax-equivalent)	1,626	1,550	1,529	1,157	1,030
Tax-equivalent adjustment	63	63	64	59	54
Income taxes	475	455	438	203	60

Income before cumulative effect of a change in accounting principle	1,088	1,032	1,027	895	916
Cumulative effect of a change in accounting principle, net of income taxes	17	—	—	—	—

Net income	1,105	1,032	1,027	895	916
Dividends on preferred stock	—	1	4	4	3

Net income available to common stockholders	$1,105	1,031	1,023	891	913

Diluted earnings per common share	$0.83	0.77	0.76	0.66	0.66
Return on average common stockholders' equity	13.71%	12.78	12.94	11.07	11.63
Return on average assets	1.16	1.21	1.23	1.08	1.13
Overhead efficiency ratio	66.87%	62.92	62.16	67.51	66.77
Operating leverage	$2	(1)	298	(2)	(232)

ASSET QUALITY
Allowance as % of loans, net	1.59%	1.66	1.67	1.72	1.81
Allowance as % of nonperforming assets	175	166	158	161	149
Net charge-offs as % of average loans, net	0.33	0.43	0.49	0.52	0.59
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.95%	1.04	1.08	1.11	1.23

CAPITAL ADEQUACY (a)
Tier I capital ratio	8.59%	8.33	8.27	8.22	8.11
Total capital ratio	12.09	11.92	11.99	12.01	12.02
Leverage ratio	6.56%	6.78	6.71	6.77	6.82

OTHER DATA
Average diluted common shares (In millions)	1,338	1,346	1,346	1,360	1,374
Actual common shares (In millions)	1,328	1,332	1,345	1,357	1,373
Dividends paid per common share	$0.35	0.29	0.26	0.26	0.26
Dividends paid per preferred share	$—	0.01	0.04	0.04	0.04
Dividend payout ratio on common shares	42.17%	37.66	34.21	39.39	39.39
Book value per common share	$24.71	24.37	23.99	23.63	23.38
Common stock price	41.19	39.96	34.07	36.44	32.69
Market capitalization	$54,701	53,228	45,828	49,461	44,887
Common stock price to book	167%	164	142	154	140
FTE employees	87,550	81,316	81,152	80,778	80,987
Total financial centers/brokerage offices	3,399	3,176	3,251	3,280	3,342
ATMs	4,420	4,479	4,539	4,560	4,604

(a)	The third quarter of 2003 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2003			2002
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (a)(b)
Return on average common stockholders’ equity	14.46%	13.49	13.45	12.13	12.44
Return on average assets	1.23	1.28	1.28	1.19	1.21
Overhead efficiency ratio	64.10	60.91	60.78	64.30	64.33
Overhead efficiency ratio excluding brokerage	58.17%	57.98	57.54	61.56	61.66
Operating leverage	$54	30	218	36	(267)

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (a)(b)(c)
Dividend payout ratio on common shares	37.63%	33.33	30.23	33.33	33.33
Return on average tangible common stockholders’ equity	24.97	23.32	23.71	21.52	22.84
Return on average tangible assets	1.36	1.43	1.44	1.34	1.39
Overhead efficiency ratio	61.70	58.15	57.78	61.04	60.87
Overhead efficiency ratio excluding brokerage	55.18%	54.86	54.18	57.89	57.76
Operating leverage	$50	21	210	30	(275)

OTHER FINANCIAL DATA
Net interest margin	3.51%	3.78	3.86	3.86	3.94
Fee and other income as % of total revenue	49.68	45.60	44.64	43.89	42.86
Effective income tax rate	30.41	30.54	29.94	18.39	6.20
Tax rate (Tax-equivalent)(d)	33.09%	33.37	32.86	22.50	11.20

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$90,912	92,464	93,039	95,064	96,769
Consumer loans, net	67,082	65,271	64,925	58,215	55,159
Loans, net	157,994	157,735	157,964	153,279	151,928
Earning assets	303,503	273,875	268,595	261,103	254,815
Total assets	376,706	341,718	337,281	329,960	321,511
Core deposits	185,715	179,417	172,988	170,738	167,184
Total deposits	200,395	193,800	188,948	187,442	179,809
Interest-bearing liabilities	267,012	239,688	237,149	230,611	223,176
Stockholders’ equity	$31,985	32,362	32,052	31,946	31,103

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$96,705	97,303	98,800	98,905	101,931
Consumer loans, net	69,220	65,530	65,422	64,192	55,611
Loans, net	165,925	162,833	164,222	163,097	157,542
Goodwill and other intangible assets
Goodwill	11,094	10,907	10,869	10,880	10,810
Deposit base	863	977	1,097	1,225	1,363
Customer relationships	400	254	258	239	222
Tradename	90	90	90	90	90
Total assets	388,767	364,285	348,064	341,839	333,880
Core deposits	187,516	187,393	181,234	175,743	173,697
Total deposits	203,495	201,292	195,837	191,518	187,785
Stockholders’ equity	$32,813	32,464	32,267	32,078	32,105

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 6, $83 million, $60 million, $40 million, $92 million and $67 million in the third, second and first quarters of 2003, and in the fourth and third quarters of 2002, respectively, of after-tax net merger-related and restructuring expenses, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(b)	See page 6 for the most directly comparable GAAP financial measure and pages 18 and 19 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 6, $79 million, $81 million, $88 million, $83 million and $98 million in the third, second and first quarters of 2003, and in the fourth and third quarters of 2002, respectively, of deposit base and other intangible amortization, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2003			2002
	Third	Second	First	Fourth	Third
(In millions, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter
INTEREST INCOME
Interest and fees on loans	$2,342	2,391	2,407	2,538	2,558
Interest and dividends on securities	874	900	939	978	935
Trading account interest	170	179	174	158	179
Other interest income	301	224	196	203	240

Total interest income	3,687	3,694	3,716	3,877	3,912

INTEREST EXPENSE
Interest on deposits	534	619	639	832	847
Interest on short-term borrowings	332	321	306	295	310
Interest on long-term debt	208	234	257	280	289

Total interest expense	1,074	1,174	1,202	1,407	1,446

Net interest income	2,613	2,520	2,514	2,470	2,466
Provision for loan losses	81	195	224	308	435

Net interest income after provision for loan losses	2,532	2,325	2,290	2,162	2,031

FEE AND OTHER INCOME
Service charges	439	426	430	421	432
Other banking fees	257	248	233	236	232
Commissions	732	459	412	454	440
Fiduciary and asset management fees	657	470	464	447	448
Advisory, underwriting and other investment banking fees	216	220	145	190	149
Trading account profits (losses)	(6)	69	100	(42)	(71)
Principal investing	(25)	(57)	(44)	(105)	(29)
Securities gains	22	10	37	46	71
Other income	351	321	301	331	218

Total fee and other income	2,643	2,166	2,078	1,978	1,890

NONINTEREST EXPENSE
Salaries and employee benefits	2,109	1,748	1,699	1,681	1,588
Occupancy	220	190	197	202	195
Equipment	264	238	234	255	234
Advertising	38	34	32	16	20
Communications and supplies	156	136	141	143	136
Professional and consulting fees	109	104	99	126	111
Other intangible amortization	127	131	140	147	152
Merger-related and restructuring expenses	148	96	64	145	107
Sundry expense	386	311	288	327	402

Total noninterest expense	3,557	2,988	2,894	3,042	2,945

Minority interest in income of consolidated subsidiaries	55	16	9	—	—

Income before income taxes and cumulative effect
of a change in accounting principle	1,563	1,487	1,465	1,098	976
Income taxes	475	455	438	203	60

Income before cumulative effect of a change
in accounting principle	1,088	1,032	1,027	895	916
Cumulative effect of a change in accounting
principle, net of income taxes	17	—	—	—	—

Net income	1,105	1,032	1,027	895	916
Dividends on preferred stock	—	1	4	4	3

Net income available to common stockholders	$1,105	1,031	1,023	891	913

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$0.83	0.77	0.77	0.66	0.67
Net income	0.84	0.77	0.77	0.66	0.67
Diluted
Income before change in accounting principle	0.82	0.77	0.76	0.66	0.66
Net income	0.83	0.77	0.76	0.66	0.66
Cash dividends	$0.35	0.29	0.26	0.26	0.26

AVERAGE COMMON SHARES
Basic	1,321	1,333	1,335	1,350	1,362
Diluted	1,338	1,346	1,346	1,360	1,374

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended September 30,
(In millions, except per share data)	2003	2002
INTEREST INCOME
Interest and fees on loans	$7,140	7,758
Interest and dividends on securities	2,713	2,697
Trading account interest	523	507
Other interest income	721	747

Total interest income	11,097	11,709

INTEREST EXPENSE
Interest on deposits	1,792	2,598
Interest on short-term borrowings	959	896
Interest on long-term debt	699	862

Total interest expense	3,450	4,356

Net interest income	7,647	7,353
Provision for loan losses	500	1,171

Net interest income after provision for loan losses	7,147	6,182

FEE AND OTHER INCOME
Service charges	1,295	1,277
Other banking fees	738	709
Commissions	1,603	1,329
Fiduciary and asset management fees	1,591	1,438
Advisory, underwriting and other investment banking fees	581	491
Trading account profits	163	66
Principal investing	(126)	(161)
Securities gains	69	123
Other income	973	755

Total fee and other income	6,887	6,027

NONINTEREST EXPENSE
Salaries and employee benefits	5,556	4,916
Occupancy	607	584
Equipment	736	691
Advertising	104	64
Communications and supplies	433	402
Professional and consulting fees	312	295
Other intangible amortization	398	481
Merger-related and restructuring expenses	308	242
Sundry expense	985	965

Total noninterest expense	9,439	8,640

Minority interest in income of consolidated subsidiaries	80	—

Income before income taxes and cumulative effect of a change in accounting principle	4,515	3,569
Income taxes	1,368	885

Income before cumulative effect of a change in accounting principle	3,147	2,684
Cumulative effect of a change in accounting principle, net of income taxes	17	—

Net income	3,164	2,684
Dividends on preferred stock	5	15

Net income available to common stockholders	$3,159	2,669

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$2.37	1.96
Net income	2.38	1.96
Diluted
Income before change in accounting principle	2.34	1.95
Net income	2.35	1.95
Cash dividends	$0.90	0.74

AVERAGE COMMON SHARES
Basic	1,330	1,359
Diluted	1,343	1,372

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,886	77	115	559	39	(63)	2,613
Fee and other income	568	1,292	132	560	91	—	2,643
Intersegment revenue	48	(17)	1	(31)	(1)	—	—

Total revenue (a)	2,502	1,352	248	1,088	129	(63)	5,256
Provision for loan losses	121	—	2	10	(52)	—	81
Noninterest expense	1,340	1,144	180	578	167	148	3,557
Minority interest	—	—	—	—	71	(16)	55
Income taxes (benefits)	370	76	23	155	(100)	(49)	475
Tax-equivalent adjustment	9	—	—	32	22	(63)	—

Income before cumulative effect of a change in accounting principle	662	132	43	313	21	(83)	1,088
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	—	17	—	17

Net income	662	132	43	313	38	(83)	1,105
Dividends on preferred stock	—	—	—	—	—	—	—

Net income available to common stockholders	$662	132	43	313	38	(83)	1,105

	Three Months Ended June 30, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,812	38	107	551	75	(63)	2,520
Fee and other income	581	800	133	578	74	—	2,166
Intersegment revenue	45	(16)	2	(29)	(2)	—	—

Total revenue (a)	2,438	822	242	1,100	147	(63)	4,686
Provision for loan losses	99	—	5	95	(4)	—	195
Noninterest expense	1,324	662	175	566	165	96	2,988
Minority interest	—	—	—	—	16	—	16
Income taxes (benefits)	362	59	24	132	(86)	(36)	455
Tax-equivalent adjustment	10	—	—	31	22	(63)	—

Net income	643	101	38	276	34	(60)	1,032
Dividends on preferred stock	—	—	—	—	1	—	1

Net income available to common stockholders	$643	101	38	276	33	(60)	1,031

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2002
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses(b)	Total
CONSOLIDATED
Net interest income(a)	$1,738	42	100	602	38	(54)	2,466
Fee and other income	520	729	122	347	172	—	1,890
Intersegment revenue	38	(18)	1	(20)	(1)	—	—

Total revenue(a)	2,296	753	223	929	209	(54)	4,356
Provision for loan losses	114	—	3	317	1	—	435
Noninterest expense	1,282	614	161	509	272	107	2,945
Income taxes (benefits)	319	51	21	22	(313)	(40)	60
Tax-equivalent adjustment	10	—	—	18	26	(54)	—

Net income	571	88	38	63	223	(67)	916
Dividends on preferred stock	—	—	—	—	3	—	3

Net income available to common stockholders	$571	88	38	63	220	(67)	913

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS(a)

(Unaudited)

	2003			2002
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$55,181	54,857	56,476	56,501	57,899
Real estate—construction and other	5,741	5,442	4,712	4,542	4,990
Real estate—mortgage	15,746	17,538	18,550	18,962	19,535
Lease financing	23,598	23,204	23,060	22,667	22,616
Foreign	6,815	6,622	6,433	6,425	6,992

Total commercial	107,081	107,663	109,231	109,097	112,032

CONSUMER
Real estate secured	51,516	47,853	47,623	46,706	38,721
Student loans	8,160	7,657	7,466	6,921	6,305
Installment loans and vehicle leasing	9,110	9,644	9,982	10,249	10,433

Total consumer	68,786	65,154	65,071	63,876	55,459

Total loans	175,867	172,817	174,302	172,973	167,491
Unearned income	9,942	9,984	10,080	9,876	9,949

Loans, net (On-balance sheet)	$165,925	162,833	164,222	163,097	157,542

MANAGED PORTFOLIO(b) COMMERCIAL
On-balance sheet loan portfolio	$107,081	107,663	109,231	109,097	112,032
Securitized loans—off-balance sheet	2,071	2,126	2,190	2,218	2,288
Loans held for sale included in other assets	1,347	1,282	1,617	1,140	1,271

Total commercial	110,499	111,071	113,038	112,455	115,591

CONSUMER
Real estate secured
On-balance sheet loan portfolio	51,516	47,853	47,623	46,706	38,721
Securitized loans—off-balance sheet	10,192	9,944	11,210	11,236	11,066
Securitized loans included in securities	11,809	13,015	14,813	17,316	18,963
Loans held for sale included in other assets	8,368	8,223	5,201	4,254	4,437

Total real estate secured	81,885	79,035	78,847	79,512	73,187

Student loans
On-balance sheet loan portfolio	8,160	7,657	7,466	6,921	6,305
Securitized loans—off-balance sheet	1,786	1,947	2,109	2,306	2,494
Loans held for sale included in other assets	458	583	643	618	549

Total student loans	10,404	10,187	10,218	9,845	9,348

Installment loans and vehicle leasing
On-balance sheet loan portfolio	9,110	9,644	9,982	10,249	10,433
Securitized loans—off-balance sheet	—	—	—	—	1

Total installment loans and vehicle leasing	9,110	9,644	9,982	10,249	10,434

Total consumer	101,399	98,866	99,047	99,606	92,969

Total managed portfolio	$211,898	209,937	212,085	212,061	208,560

SERVICING PORTFOLIO(c)
Commercial	$80,207	73,128	65,076	59,336	53,611
Consumer	$8,465	6,581	2,236	2,272	2,490

(a)	Certain amounts presented prior to the third quarter of 2003 have been reclassified to conform to the presentation in the third quarter of 2003. Real estate - construction and other and real estate - mortgage amounts prior to the third quarter of 2003 are based on estimates.
(b)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(c)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS(a)

(Unaudited)

	2003			2002
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period	$2,704	2,747	2,798	2,847	2,951
Provision for loan losses relating to loans transferred to other assets or sold	—	26	25	109	211
Provision for loan losses	81	169	199	199	224
Allowance relating to loans acquired, transferred to other assets or sold	(22)	(69)	(80)	(158)	(315)
Net charge-offs	(132)	(169)	(195)	(199)	(224)

Balance, end of period	$2,631	2,704	2,747	2,798	2,847

as % of loans, net	1.59%	1.66	1.67	1.72	1.81

as % of nonaccrual and restructured loans(b)	189%	180	169	177	163

as % of nonperforming assets(b)	175%	166	158	161	149

LOAN LOSSES
Commercial, financial and agricultural	$88	128	150	136	160
Commercial real estate—construction and mortgage	5	7	2	12	5
Consumer	106	91	93	92	94

Total loan losses	199	226	245	240	259

LOAN RECOVERIES
Commercial, financial and agricultural	45	37	29	24	17
Commercial real estate—construction and mortgage	1	1	—	—	—
Consumer	21	19	21	17	18

Total loan recoveries	67	57	50	41	35

Net charge-offs	$132	169	195	199	224

Commercial loans net charge-offs as % of average commercial loans, net(c)	0.21%	0.42	0.53	0.53	0.61
Consumer loans net charge-offs as % of average consumer loans, net(c)	0.51	0.44	0.44	0.52	0.56
Total net charge-offs as % of average loans, net(c)	0.33%	0.43	0.49	0.52	0.59

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$1,072	1,153	1,260	1,269	1,440
Commercial real estate—construction and mortgage	76	96	111	105	137
Consumer real estate secured	215	221	219	208	152
Installment loans and vehicle leasing	28	31	32	3	22

Total nonaccrual loans	1,391	1,501	1,622	1,585	1,751
Foreclosed properties(d)	116	130	118	150	156

Total nonperforming assets	$1,507	1,631	1,740	1,735	1,907

Nonperforming loans included in loans held for sale(e)	$160	167	114	138	115
Nonperforming assets included in loans and in loans held for sale	$1,667	1,798	1,854	1,873	2,022

as % of loans, net, and foreclosed properties(b)	0.91%	1.00	1.06	1.06	1.21

as % of loans, net, foreclosed properties and loans in other assets as held for sale(e)	0.95%	1.04	1.08	1.11	1.23

Accruing loans past due 90 days	$291	293	289	304	284

(a)	Certain amounts presented prior to the third quarter of 2003 have been reclassified to conform to the presentation in the third quarter of 2003.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2003			2002
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ASSETS
Cash and due from banks	$11,178	13,088	13,161	12,264	11,930
Interest-bearing bank balances	3,664	7,539	4,855	3,512	3,561
Federal funds sold and securities purchased under resale agreements	22,491	13,854	11,092	9,160	7,132

Total cash and cash equivalents	37,333	34,481	29,108	24,936	22,623

Trading account assets	36,392	40,436	34,678	33,155	35,902
Securities	87,176	73,764	73,339	75,804	72,071
Loans, net of unearned income	165,925	162,833	164,222	163,097	157,542
Allowance for loan losses	(2,631)	(2,704)	(2,747)	(2,798)	(2,847)

Loans, net	163,294	160,129	161,475	160,299	154,695

Premises and equipment	4,746	4,635	5,118	4,903	5,422
Due from customers on acceptances	732	1,074	1,485	1,051	1,080
Goodwill	11,094	10,907	10,869	10,880	10,810
Other intangible assets	1,353	1,321	1,445	1,554	1,675
Other assets	46,647	37,538	30,547	29,257	29,602

Total assets	$388,767	364,285	348,064	341,839	333,880

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	45,493	48,081	46,348	44,640	44,186
Interest-bearing deposits	158,002	153,211	149,489	146,878	143,599

Total deposits	203,495	201,292	195,837	191,518	187,785
Short-term borrowings	65,474	49,123	44,812	41,173	36,350
Bank acceptances outstanding	743	1,078	1,492	1,061	1,093
Trading account liabilities	23,959	25,141	20,896	22,900	22,210
Other liabilities	22,643	17,287	13,039	13,447	14,579
Long-term debt	37,541	37,051	39,204	39,662	39,758

Total liabilities	353,855	330,972	315,280	309,761	301,775

Minority interest	2,099	849	517	—	—

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at September 30, 2003	—	—	—	—	2
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.328 billion shares at September 30, 2003	4,427	4,440	4,484	4,524	4,577
Paid-in capital	17,882	17,784	17,903	18,070	18,233
Retained earnings	8,829	8,106	7,778	7,349	7,221
Accumulated other comprehensive income, net	1,675	2,134	2,102	2,135	2,072

Total stockholders’ equity	32,813	32,464	32,267	32,078	32,105

Total liabilities and stockholders’ equity	$388,767	364,285	348,064	341,839	333,880

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES (a)

(Unaudited)

	Third Quarter 2003			Second Quarter 2003
(In millions)	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid
ASSETS
Interest-bearing bank balances	$4,342	14	1.27%	$4,751	16	1.34%
Federal funds sold and securities purchased under resale agreements	22,080	48	0.88	12,282	35	1.10
Trading account assets	18,941	193	4.07	18,254	200	4.40
Securities	78,436	962	4.90	68,994	977	5.67
Loans
Commercial
Commercial, financial and agricultural	55,186	582	4.18	55,726	584	4.20
Real estate—construction and other	5,574	48	3.47	5,516	49	3.54
Real estate—mortgage	16,485	180	4.33	17,710	201	4.57
Lease financing	6,911	183	10.61	6,885	187	10.87
Foreign	6,756	47	2.73	6,627	47	2.89

Total commercial	90,912	1,040	4.55	92,464	1,068	4.63

Consumer
Real estate secured	49,438	707	5.70	47,558	691	5.82
Student loans	7,962	74	3.70	7,710	78	4.04
Installment loans	9,682	152	6.18	10,003	166	6.63

Total consumer	67,082	933	5.54	65,271	935	5.73

Total loans	157,994	1,973	4.97	157,735	2,003	5.09

Other earning assets	21,710	198	3.62	11,859	134	4.52

Total earning assets excluding derivatives	303,503	3,388	4.45	273,875	3,365	4.92
Risk management derivatives(b)	—	362	0.47	—	392	0.57

Total earning assets including derivatives	303,503	3,750	4.92	273,875	3,757	5.49

Cash and due from banks	11,092			10,845
Other assets	62,111			56,998

Total assets	$376,706			$341,718

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	52,570	52	0.39	52,196	71	0.55
Money market accounts	58,576	126	0.85	53,302	156	1.18
Other consumer time	29,814	217	2.89	31,330	243	3.09
Foreign	7,581	22	1.17	6,841	24	1.44
Other time	7,099	33	1.80	7,542	35	1.88

Total interest-bearing deposits	155,640	450	1.15	151,211	529	1.40
Federal funds purchased and securities sold under repurchase agreements	46,359	124	1.06	37,957	149	1.57
Commercial paper	11,978	32	1.05	2,381	5	0.80
Securities sold short	8,850	57	2.58	8,121	58	2.84
Other short-term borrowings	7,797	21	1.05	4,267	15	1.44
Long-term debt	36,388	365	4.02	35,751	366	4.10

Total interest-bearing liabilities excluding derivatives	267,012	1,049	1.56	239,688	1,122	1.88
Risk management derivatives(b)	—	25	0.04	—	52	0.08

Total interest-bearing liabilities including derivatives	267,012	1,074	1.60	239,688	1,174	1.96

Noninterest-bearing deposits	44,755			42,589
Other liabilities	32,954			27,079
Stockholders’ equity	31,985			32,362

Total liabilities and stockholders’ equity	$376,706			$341,718

Interest income and rate earned—including derivatives		$3,750	4.92%		$3,757	5.49%
Interest expense and equivalent rate paid—including derivatives		1,074	1.41		1,174	1.71

Net interest income and margin—including derivatives		$2,676	3.51%		$2,583	3.78%

(a)	Certain amounts presented prior to the third quarter of 2003 have been reclassified to conform to the presentation in the third quarter of 2003. Real estate - construction and other and real estate - mortgage amounts prior to the third quarter of 2003 are based on estimates.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES (a)

(Unaudited)

First Quarter 2003			Fourth Quarter 2002			Third Quarter 2002
Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid

$3,688	13	1.43%	$3,416	14	1.59%	$2,891	14	1.90%
8,949	29	1.33	9,507	39	1.63	10,474	49	1.83
16,298	196	4.84	14,683	178	4.83	14,945	194	5.17
72,116	1,020	5.66	71,249	1,045	5.86	62,806	999	6.36

56,464	593	4.26	57,318	663	4.58	57,788	693	4.76
4,679	41	3.56	4,826	46	3.79	5,241	54	4.10
18,658	211	4.57	19,077	236	4.91	19,756	255	5.11
6,777	184	10.86	7,112	187	10.53	7,105	189	10.65
6,461	50	3.11	6,731	58	3.43	6,879	59	3.41

93,039	1,079	4.69	95,064	1,190	4.97	96,769	1,250	5.13

47,147	708	6.03	40,892	687	6.71	41,309	703	6.79
7,492	75	4.08	6,792	73	4.21	3,055	38	4.98
10,286	175	6.92	10,531	190	7.18	10,795	204	7.48

64,925	958	5.95	58,215	950	6.50	55,159	945	6.82

157,964	2,037	5.21	153,279	2,140	5.55	151,928	2,195	5.75

9,580	114	4.81	8,969	115	5.10	11,771	144	4.86

268,595	3,409	5.11	261,103	3,531	5.39	254,815	3,595	5.62
—	371	0.56	—	405	0.61	—	371	0.58

268,595	3,780	5.67	261,103	3,936	6.00	254,815	3,966	6.20

10,887			10,636			9,955
57,799			58,221			56,741

$337,281			$329,960			$321,511

50,887	79	0.63	49,768	99	0.79	48,883	115	0.93
47,987	142	1.20	45,618	156	1.35	43,495	167	1.53
32,671	263	3.27	34,834	331	3.78	36,034	347	3.82
7,304	27	1.47	8,030	33	1.59	6,491	30	1.84
8,656	42	1.97	8,674	45	2.08	6,134	33	2.13

147,505	553	1.52	146,924	664	1.79	141,037	692	1.95
37,392	147	1.60	32,608	149	1.81	32,094	149	1.85
2,604	4	0.70	2,796	7	0.87	3,001	9	1.19
6,734	44	2.67	5,644	35	2.44	6,422	42	2.58
4,170	18	1.72	3,881	15	1.67	3,082	18	2.25
38,744	388	4.01	38,758	405	4.18	37,540	412	4.38

237,149	1,154	1.97	230,611	1,275	2.20	223,176	1,322	2.35
—	48	0.08	—	132	0.22	—	124	0.22

237,149	1,202	2.05	230,611	1,407	2.42	223,176	1,446	2.57

41,443			40,518			38,772
26,637			26,885			28,460
32,052			31,946			31,103

$337,281			$329,960			$321,511

	$3,780	5.67%		$3,936	6.00%		$3,966	6.20%
	1,202	1.81		1,407	2.14		1,446	2.26

	$2,578	3.86%		$2,529	3.86%		$2,520	3.94%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)

(Unaudited)

	Nine Months Ended 2003			Nine Months Ended 2002
			Average			Average
		Interest	Rates		Interest	Rates
	Average	Income/	Earned/	Average	Income/	Earned/
(In millions)	Balances	Expense	Paid	Balances	Expense	Paid
ASSETS
Interest-bearing bank balances	$4,262	43	1.34%	$3,276	49	2.00%
Federal funds sold and securities purchased under resale agreements	14,485	112	1.04	11,104	156	1.88
Trading account assets	17,841	589	4.41	14,805	545	4.92
Securities	73,205	2,959	5.39	59,074	2,880	6.50
Loans
Commercial
Commercial, financial and agricultural	55,788	1,759	4.21	58,891	2,123	4.82
Real estate—construction and other	5,260	138	3.52	5,466	171	4.19
Real estate—mortgage	17,609	592	4.49	19,770	777	5.25
Lease financing	6,858	554	10.78	7,276	575	10.54
Foreign	6,616	144	2.91	6,923	181	3.49

Total commercial	92,131	3,187	4.62	98,326	3,827	5.20

Consumer
Real estate secured	48,056	2,106	5.85	42,335	2,197	6.92
Student loans	7,723	227	3.93	2,946	110	5.01
Installment loans	9,988	493	6.59	11,240	639	7.61

Total consumer	65,767	2,826	5.74	56,521	2,946	6.96

Total loans	157,898	6,013	5.09	154,847	6,773	5.84

Other earning assets	14,428	446	4.12	11,404	438	5.13

Total earning assets excluding derivatives	282,119	10,162	4.81	254,510	10,841	5.69
Risk management derivatives(b)	—	1,125	0.53	—	1,027	0.54

Total earning assets including derivatives	282,119	11,287	5.34	254,510	11,868	6.23

Cash and due from banks	10,942			10,204
Other assets	58,985			52,491

Total assets	$352,046			$317,205

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	51,890	202	0.52	48,862	365	1.00
Money market accounts	53,327	424	1.06	40,395	501	1.66
Other consumer time	31,262	723	3.09	37,051	1,111	4.01
Foreign	7,243	73	1.36	7,084	98	1.86
Other time	7,760	110	1.89	6,818	108	2.11

Total interest-bearing deposits	151,482	1,532	1.35	140,210	2,183	2.08
Federal funds purchased and securities sold under repurchase agreements	40,602	420	1.38	32,119	440	1.83
Commercial paper	5,689	41	0.96	3,154	27	1.17
Securities sold short	7,909	159	2.69	6,551	120	2.45
Other short-term borrowings	5,424	54	1.32	3,475	67	2.56
Long-term debt	36,953	1,119	4.04	38,951	1,262	4.32

Total interest-bearing liabilities excluding derivatives	248,059	3,325	1.79	224,460	4,099	2.44
Risk management derivatives(b)	—	125	0.07	—	257	0.15

Total interest-bearing liabilities including derivatives	248,059	3,450	1.86	224,460	4,356	2.59

Noninterest-bearing deposits	42,941			38,451
Other liabilities	28,914			24,425
Stockholders’ equity	32,132			29,869

Total liabilities and stockholders’ equity	$352,046			$317,205

Interest income and rate earned—including derivatives		$11,287	5.34%		$11,868	6.23%
Interest expense and equivalent rate paid—including derivatives		3,450	1.63		4,356	2.29

Net interest income and margin—including derivatives		$7,837	3.71%		$7,512	3.94%

(a)	Certain amounts presented in 2002 have been reclassified to conform to the presentation in 2003. Real estate—construction and other and real estate—mortgage amounts in 2002 are based on estimates.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2003			2002
		Third	Second	First	Fourth	Third
(Dollars in millions, except per share data)	*	Quarter	Quarter	Quarter	Quarter	Quarter
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE
Income before change in accounting principle (GAAP)	A	$1,088	1,032	1,027	895	916
After tax merger-related and restructuring expenses (GAAP)		83	60	40	92	67

Income before change in accounting principle, excluding merger-related and restructuring expenses	B	1,171	1,092	1,067	987	983
After tax other intangible amortization (GAAP)		79	81	88	83	98

Income before change in accounting principle, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	C	$1,250	1,173	1,155	1,070	1,081

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	D	$1,105	1,031	1,023	891	913
After tax merger-related and restructuring expenses (GAAP)		83	60	40	92	67
After tax change in accounting principle (GAAP)		(17)	—	—	—	—

Net income available to common stockholders, excluding merger-related and restructuring expenses	E	1,171	1,091	1,063	983	980
After tax other intangible amortization (GAAP)		79	81	88	83	98

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	F	$1,250	1,172	1,151	1,066	1,078

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	I	$31,985	32,362	32,052	31,944	31,098
Merger-related and restructuring expenses (GAAP)		138	63	18	190	123
Change in accounting principle		(14)	—	—	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses and change in accounting principle	J	32,109	32,425	32,070	32,134	31,221
Average intangible assets (GAAP)	K	(12,250)	(12,250)	(12,386)	(12,478)	(12,510)

Average common stockholders’ equity (Cash basis)	L	$19,859	20,175	19,684	19,656	18,711

Return on average common stockholders’ equity
GAAP	D/I	13.71%	12.78	12.94	11.07	11.63
Excluding merger-related and restructuring expenses and change in accounting principle	E/J	14.46	13.49	13.45	12.13	12.44
Return on average tangible common stockholders’ equity
GAAP	D/I+K	22.21	20.56	21.10	18.16	19.49
Cash basis	F/L	24.97%	23.32	23.71	21.52	22.84

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	G	$376,706	341,718	337,281	329,960	321,511
Average intangible assets (GAAP)		(12,250)	(12,250)	(12,386)	(12,478)	(12,510)

Average tangible assets (GAAP)	H	$364,456	329,468	324,895	317,482	309,001

Return on average assets
GAAP	A/G	1.16%	1.21	1.23	1.08	1.13
Excluding merger-related and restructuring expenses	B/G	1.23	1.28	1.28	1.19	1.21
Return on average tangible assets
GAAP	A/H	1.18	1.26	1.28	1.12	1.18
Cash basis	C/H	1.36%	1.43	1.44	1.34	1.39

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2003			2002
(Dollars in millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	M	$3,557	2,988	2,894	3,042	2,945
Merger-related and restructuring expenses (GAAP)		(148)	(96)	(64)	(145)	(107)

Noninterest expense, excluding merger-related and restructuring expenses	N	3,409	2,892	2,830	2,897	2,838
Other intangible amortization (GAAP)		(127)	(131)	(140)	(147)	(152)

Noninterest expense (Cash basis)	O	$3,282	2,761	2,690	2,750	2,686

Net interest income (GAAP)		$2,613	2,520	2,514	2,470	2,466
Tax-equivalent adjustment		63	63	64	59	54

Net interest income (Tax-equivalent)		$2,676	2,583	2,578	2,529	2,520
Fee and other income (GAAP)		2,643	2,166	2,078	1,978	1,890

Total	P	$5,319	4,749	4,656	4,507	4,410

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	Q	$933	460	437	433	428

Net interest income (GAAP)		$68	30	31	30	34
Tax-equivalent adjustment		—	—	—	—	—

Net interest income (Tax-equivalent)		68	30	31	30	34
Fee and other income (GAAP)		994	523	466	473	468

Total	R	$1,062	553	497	503	502

Overhead efficiency ratios
GAAP	M/P	66.87%	62.92	62.16	67.51	66.77
Excluding merger-related and restructuring expenses	N/P	64.10	60.91	60.78	64.30	64.33
Excluding merger-related and restructuring expenses and brokerage	N-Q/P-R	58.17	57.98	57.54	61.56	61.66
Cash basis	O/P	61.70	58.15	57.78	61.04	60.87
Cash basis excluding brokerage	O-Q/P-R	55.18%	54.86	54.18	57.89	57.76

OPERATING LEVERAGE
Operating leverage (GAAP)		$2	(1)	298	(2)	(232)
After tax merger-related and restructuring expenses (GAAP)		52	31	(80)	38	(35)

Operating leverage, excluding merger-related and
restructuring expenses		54	30	218	36	(267)
After tax other intangible amortization (GAAP)		4	9	8	6	8

Operating leverage (Cash basis)		$50	21	210	30	(275)

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	S	$0.35	0.29	0.26	0.26	0.26

Diluted earnings per common share (GAAP)	T	$0.83	0.77	0.76	0.66	0.66
Merger-related and restructuring expenses (GAAP)		0.06	0.04	0.03	0.06	0.05
Other intangible amortization (GAAP)		0.05	0.06	0.07	0.06	0.07
Change in accounting principle (GAAP)		(0.01)	—	—	—	—

Diluted earnings per common share (Cash basis)	U	$0.93	0.87	0.86	0.78	0.78

Dividend payout ratios (GAAP)
GAAP	S/T	42.17%	37.66	34.21	39.39	39.39
Cash basis	S/U	37.63%	33.33	30.23	33.33	33.33

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

	A	B	C	D	E
	CONSOLIDATED GAAP		Estimated Prudential Impact Third Quarter 2003	CHANGE
	2003	2002		GAAP	Non- GAAP
(Dollars in millions, except per share data)	Third Quarter	Third Quarter		A-B/B*	A-B-C/B*
REVENUE
Net interest income (Tax-equivalent)	$2,676	2,520	30	—	—
Fee and other income	2,643	1,890	495	—	—

Total revenue	$5,319	4,410	525	21%	9

NONINTEREST EXPENSE
Salaries and employee benefits	$2,109	1,588	300	—	—
Other expenses	1,448	1,357	223	—	—

Total noninterest expense	$3,557	2,945	523	21%	3

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 18 through 20 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income before change in accounting principle (GAAP) by average assets (GAAP) (i.e., A/G) and annualized where appropriate.